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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


     The undersigned officers and directors of Borg-Warner Security Corporation (the "Corporation") hereby appoint J. Joe Adorjan and John D. O'Brien, and each of them, as their true and lawful attorneys-in-fact, with full power for and on their behalf to execute, in their names and capacities as officers and directors of the Corporation, and to file with the Securities and Exchange Commission on behalf of the Corporation under the Securities Act of 1933, as amended, any and all Registration Statements (including any and all amendments or post-effective amendments thereto) relating to the Corporation's 1993 Stock Incentive Plan.

     This Power of Attorney automatically ends as to each appointee upon the termination of his service with the Corporation.

     In witness whereof, the undersigned have executed this Power of Attorney on August 27, 1997.



/s/ J. Joe Adorjan                      /s/ Dale W. Lang
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J. Joe Adorjan                               Dale W. Lang


                                        /s/ Robert A. McCabe
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Timothy M. Wood                              Robert A. McCabe


/s/ James J. Burke, Jr.
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James J. Burke, Jr.                     Andrew McNally IV


/s/ Albert J. Fitzgibbons III           /s/ Alexis P. Michas
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Albert J. Fitzgibbons III                    Alexis P. Michas


                                        /s/ H. Norman Schwarzkopf
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Arthur F. Golden                             H. Norman Schwarzkopf

/s/ Donald C. Trauscht
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Donald C. Trauscht